TCW FUNDS, INC.
TCW Select Equities Fund
(I Share: TGCEX; N Share: TGCNX)
Supplement dated December 20, 2024 to the Prospectus,
the Summary Prospectus, and the Statement of Additional Information,
each dated March 1, 2024, as supplemented
Important Notice Regarding Change in Investment Policy and Fund Name
Effective on or about February 28, 2025, the name of TCW Select Equities Fund will be changed to TCW Concentrated Large Cap Growth Fund. All references in the Prospectus, Summary Prospectus and Statement of Additional Information to TCW Select Equities Fund will be changed to TCW Concentrated Large Cap Growth Fund.
In connection with the name change, the first paragraph of the Prospectus under Principal Investment Strategies will be deleted and replaced with the following:
“Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in a concentrated portfolio of equity securities of large-capitalization companies (i.e. companies with market capitalizations, at the time of acquisition, within the capitalization range of the Russell 1000® Growth Index). As of December 31, 2023, the market capitalization of companies included in the Russell 1000® Growth Index was between $978 million and $2.99 trillion. If the Fund changes this investment policy, it will notify shareholders in writing at least 60 days in advance of the change. Equity securities include common and preferred stocks, rights, warrants or options to purchase common or preferred stock; securities that may be converted into or exchanged for common or preferred stock, such as convertible preferred stock, convertible debt and Eurodollar convertible securities; equity securities of foreign companies listed on established exchanges, including NASDAQ, American Depositary Receipts (ADRs); equity securities of real estate investment trusts (“REITs”) and real estate companies; and other securities with equity characteristics. While the Fund invests primarily in equity securities of large-capitalization companies, it may also invest in equity securities of mid‑capitalization companies.”
Shareholders should retain this Supplement for future reference.